UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2013

AMBIENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35259	98-0166007
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7 WELLS AVENUE, SUITE 11, NEWTON, MASSACHUSETTS, 02459
 (Address of principal executive offices, including Zip Code)

617-332-0004
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 17, 2013, Shad L. Stastney resigned from his position as a director of Ambient Corporation (the “Company”), which resignation was accepted by the Company’s board of directors on September 17, 2013.

A press release, dated September 19, 2013, disclosing the resignation of Mr. Stastney as a director of the Company is attached as Exhibit 99.1 and is furnished herewith.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press release issued by Ambient Corporation dated as of September 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBIENT CORPORATION

Dated: September 19, 2013	By:	/s/ John J. Joyce
John J. Joyce
Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press release issued by Ambient Corporation dated as of September 19, 2013.